Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

PowerPay, LLC (the “Company”)

KeyBanc Capital Markets Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: PowerPay Issuance Trust Asset-Backed Notes, Series 2026-1 – Initial Data File and Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled:

i.	“PWRP 2026-1 Tape KPMG Samples.xlsx” provided by the Company on September 3, 2026, containing information on the Selected Receivables (defined below) as of July 21, 2026 (the “Initial Data File”) and

ii.	“PWRP 2026-1 Tape KPMG Samples - UPDATED.xlsx” provided by the Company on September 15, 2026, containing information on the Selected Receivables as of July 21, 2026 (the “Data File”)

which we were informed are intended to be included as collateral in the offering by PowerPay Issuance Trust Asset-Backed Notes, Series 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Initial Data File and the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Sample Cutoff Date” means July 21, 2026.

•

The term “Preliminary Data File” means an electronic data file entitled “2026-1 Pool 20260721 RPT.xlsx” provided by the Structuring Agent, on behalf of the Company, on August 27, 2026, containing information on 21,824 consumer receivables (the “Receivables”) as of July 21, 2026.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•

The term “Source Documents” means the following information provided by the Company for each Selected Receivable: (i) Receivable Contract and (ii) Company’s servicing system screenshots as of the Sample Cutoff Date, provided by the Company on September 3, 2026, September 9, 2026, and September 14, 2026, for “Payment History”, “Account Information”, and “Receivable Activity” (together, the “Servicing System Screenshots”). The Source Documents were represented by the Company to be copies of the original documents or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the loan documents by the borrowers.

•

The term “Support Information Files” means the following electronic data files provided by the Company, containing information on (i) receivable purpose mapping, (ii) monthly payment amounts, (iii) current principal balances, (iv) interest paid in period amounts, and (v) principal paid in period amounts for the Selected Receivables:

–	“PWRP 2026-1 Exceptions_KPMG _20260910 PP Round1 Comments.xlsx” provided on September 11, 2026; and,

–	“PWRP 2026-1 Exceptions_KPMG _20260914 – FINAL.xlsx” provided on September 14, 2026

•	The term “Provided Information” means the Sample Cutoff Date, Preliminary Data File, Source Documents, and Support Information Files.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Receivables from the Preliminary Data File (the “Selected Receivables”) using a random sampling tool. A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Preliminary Data File.

B.

For each Selected Receivable, we compared the specified attributes in the Initial Data File listed in Exhibit B to the corresponding information included in the Source Documents. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree to the indicated information from the Initial Data File to the Source Documents for each of the attributes identified constituted an exception. The Source Documents are listed in the order of priority.

C.	We found such information to be in agreement, except as listed in Exhibit C.

D.

As a result of the findings identified in the performance of Procedure B., the Initial Data File was revised by the Company. The Company informed us that such information was incorrectly extracted from its servicing system. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Company. We reperformed Procedure B for the Selected Receivables in the Data File. We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Initial Data File and the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

2

The procedures performed were applied based on the information included in the Initial Data File and the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivable being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

September 15, 2026

3

Exhibit A

Selected Receivable #	Unique Identifier (loan_number) *	Selected Receivable #	Unique Identifier (loan_number) *	Selected Receivable #	Unique Identifier (loan_number) *
1	2026137171	31	2026114638	61	2026183716
2	2026180536	32	2026157442	62	2026198639
3	2026144616	33	2026190183	63	2026106768
4	2026117365	34	2026124968	64	2026186082
5	2026158452	35	2026133100	65	2026179039
6	2026138597	36	2026107945	66	2026121951
7	2026154991	37	2026188558	67	2026125303
8	2026183837	38	2026198233	68	2026145352
9	2026162470	39	2026151856	69	2026129528
10	2026184416	40	2026153057	70	2026123964
11	2026156816	41	2026115257	71	2026156455
12	2026104123	42	2026190640	72	2026146210
13	2026126523	43	2026123407	73	2026153479
14	2026130091	44	2026106838	74	2026176866
15	2026125204	45	2026101363	75	2026166233
16	2026130264	46	2026199514	76	2026138979
17	2026140865	47	2026180102	77	2026155647
18	2026129616	48	2026168033	78	2026134461
19	2026183626	49	2026179867	79	2026111537
20	2026102455	50	2026124289	80	2026172558
21	2026175021	51	2026161990	81	2026167757
22	2026164457	52	2026191229	82	2026145936
23	2026179103	53	2026144688	83	2026131096
24	2026123501	54	2026188531	84	2026176539
25	2026136986	55	2026169523	85	2026172094
26	2026134722	56	2026174255	86	2026197210
27	2026157220	57	2026184298	87	2026186597
28	2026191131	58	2026186186	88	2026130378
29	2026156606	59	2026117447	89	2026174919
30	2026178188	60	2026125707	90	2026159813

A-1

Exhibit A

Selected Receivable #	Unique Identifier (loan_number) *	Selected Receivable #	Unique Identifier (loan_number) *
91	2026138023	121	2026183481
92	2026120140	122	2026182789
93	2026176138	123	2026121382
94	2026197182	124	2026168725
95	2026127550	125	2026110958
96	2026145449	126	2026186672
97	2026120818	127	2026149389
98	2026155492	128	2026195116
99	2026154999	129	2026117263
100	2026165058	130	2026183237
101	2026149617	131	2026165177
102	2026192434	132	2026107356
103	2026127348	133	2026196294
104	2026155873	134	2026155604
105	2026149395	135	2026147586
106	2026165821	136	2026196361
107	2026111344	137	2026153411
108	2026162534	138	2026134321
109	2026124994	139	2026140078
110	2026142821	140	2026149930
111	2026157088	141	2026132795
112	2026117765	142	2026108187
113	2026184047	143	2026151190
114	2026188138	144	2026166118
115	2026124768	145	2026113878
116	2026192796	146	2026154520
117	2026168349	147	2026195310
118	2026141538	148	2026178020
119	2026124782	149	2026122329
120	2026163969	150	2026126895

(*) The Company has assigned a unique identifier to each Receivable in the Initial Data File and the Data File. The Unique Identifier Numbers referred to in this Exhibit are not the actual Company’s Receivable Numbers.

A-2

Exhibit B

#	Attribute Name	Attribute Name in the Initial and the Data File	Source Documents
1	Account number	loan_number	Receivable Contract
2	Borrower state	State	Receivable Contract
3	Original principal balance	OriginalBalance	Receivable Contract
4	Original interest rate	Interest Rate	Receivable Contract
5	Monthly payment amount	CurrentScheduledPayment	Receivable Contract or Servicing System Screenshots
6	FICO score	BorrowerFICO	Servicing System Screenshots
7	Current principal balance	Current Balance	Servicing System Screenshots
8	Debt-to-income ratio	DTI	Servicing System Screenshots
9	Receivable purpose	CollateralCode	Receivable Contract
10	Original term	TermMonths	Receivable Contract
11	Product code	ProductCode	Receivable Contract or Servicing System Screenshots
12	Principal paid in period	Period Principal Paid	Servicing System Screenshots
13	Interest paid in period	Period Interest Paid	Servicing System Screenshots
14	Original promotional term	PromoTerm	Receivable Contract

B-1

Exhibit C

Exceptions List – Initial Data File

Selected Receivable #	Unique Identifier (loan_number)	Attribute Name	Per Initial Data File	Per Source Documents
1	2026137171	Monthly payment amount	$0.00	$224.04
13	2026126523	Monthly payment amount	$0.00	$170.36
55	2026169523	Monthly payment amount	$0.00	$188.58
56	2026174255	Original interest rate	18.99%	17.99%
57	2026184298	Monthly payment amount	$0.00	$80.08
71	2026156455	Monthly payment amount	$0.00	$209.92
92	2026120140	Monthly payment amount	$158.94	$239.77
109	2026124994	Monthly payment amount	$0.00	$144.70
113	2026184047	Monthly payment amount	$0.00	$196.28
136	2026196361	Monthly payment amount	$0.00	$106.85

C-1